SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   F O R M 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                            ________________________

                                 Date of Report

                                  July 20, 1999

                                   FVNB CORP.
             (Exact name of registrant as specified in its charter)

                        Commission file number: 333-47939


                   Texas                                      74-2871063
(State or other jurisdiction of incorporation              (I.R.S. Employer
              or organization)                             Identification No.)

                               101 S. Main Street
                              Victoria, Texas 77901
                    (Address of principal executive offices)

                                 (512) 573-6321
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

ITEM 5.       OTHER EVENTS


The news release of FVNB Corp. dated July 20, 1999, attached and filed herewith as Exhibit 99, is incorporated herein by reference. The release announced that on July 20, 1999, the Board of Directors of FVNB Corp. had declared a cash dividend of $.35 per share for shareholders of record on July 29, 1999, payable on August 12, 1999. The release also includes unaudited financial information related to the second quarter of 1999.


ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

           c. Exhibits

              The following exhibit is filed as part of this report:

              (99)News release of FVNB Corp. dated July 20, 1999.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FVNB CORP.
                                          (Registrant)


                                          By: /s/ DAVID M. GADDIS
                                                  David M. Gaddis, President


Date:  July 20, 1999

                                INDEX TO EXHIBIT


EXHIBIT NO.                 DESCRIPTION                        PAGE
-----------                 -----------                       ------
    99                      News release of FVNB Corp.           5
                            dated July 20, 1999.